Securities and Exchange Commission
               Washington, D.C. 20549


                      Form 8-K

                   Current Report


       Pursuant to Section 13 or 15(d) of the
          Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported):
                 December 20, 1996



              Cadiz Land Company, Inc.
 (Exact name of issuer as specified in its charter)


                      Delaware
   (State or other jurisdiction of incorporation)


             0-12114                      77-0313235
  (Commission File Number)    (IRS Employer Identification No.)
10535 Foothill Boulevard, Suite 150, Rancho Cucamonga, CA    91730
      (Address of principal executive offices)             (Zip Code)




Registrant's telephone number, including area code: (909) 980-2738

ITEM 8.        CHANGE IN FISCAL YEAR

               On December 20, 1996, the Registrant determined to change its fiscal year end from March 31 to December 31. This change is intended to align the Registrant's fiscal year end with that of its wholly-owned Sun World International, Inc. subsidiary ("Sun World"). The report covering the resulting transition period between March 31, 1996 and December 31, 1996 will be filed by the Registrant on Form 10-K.


                     Signatures


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Cadiz Land Company, Inc.
                                               (Registrant)



                                        By:  /s/ Susan K. Chapman
                                            ----------------------
                                             Susan K. Chapman
                                             Chief Financial Officer

Dated:  December 26, 1996